Supplement to the Prospectus for the
Lincoln Variable Insurance Products Trust
Dated May 1, 2011

LVIP Janus Capital Appreciation Fund

(the “Fund”)

This Supplement updates certain information in the above-dated Prospectus for the Fund. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The purpose of this Supplement is to provide information about the new co-portfolio manager for the Fund.  Effective June 15, 2011, all references in the Prospectus to Daniel Riff as co-portfolio manager of the Fund are deleted and replaced with Burton H. Wilson, the new co-portfolio manager of the Fund.  Accordingly, the table on Page 3 in the “Investment Adviser and Sub-Adviser” section is deleted and replaced with the following:

Portfolio Manager(s)	Company Title	Experience with Fund
Jonathan D. Coleman	Co-Chief Investment Officer	Since November 2007
Burton H. Wilson	Assistant Director of Equity Research	Since June 2011

On Page 6, the “Portfolio Manager(s)” information in the table is to be deleted and replaced with the following:

Portfolio Manager(s)
Co-Portfolio Managers Jonathan D. Coleman and Burton H. Wilson are responsible for the day-to-day management of the fund. Mr. Coleman, as lead portfolio manager, has the authority to exercise final decision making on the overall fund. Jonathan D. Coleman is Co-Chief Investment Officer of Janus Capital.  He joined Janus in 1994 as a research analyst and has acted as portfolio manager or assistant portfolio manager of other Janus-advised mutual funds since 1997. Mr. Coleman holds a bachelor’s degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation. Mr. Wilson, Executive Vice President, is Janus Capital’s Assistant Director of Equity Research.  Mr. Wilson joined Janus Capital in 2005 as a research analyst.  He holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Juris Doctorate from the University of Virginia School of Law, and a Master’s degree in Business Administration from the University of California at Berkeley’s Haas School of Business.

This Supplement is dated June 16, 2011.

Please keep this Supplement with your records.